REGISTRATION NO. 333-



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 ____________________

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                  TEXTRON INC.
             Exact Name of Registrant as Specified in Its Charter

   DELAWARE                                            05-0315468
   (State or Other Jurisdiction of                   (I.R.S. Employer
   Incorporation or Organization)                     Identification No.)

                             40 WESTMINSTER STREET
                        PROVIDENCE, RHODE ISLAND  02903
              (Address of Principal Executive Offices) (Zip Code)

               ELCO TEXTRON INC. PROFIT SHARING AND SAVINGS PLAN

                     ELCO ANCHOR WIRE INC. RETIREMENT PLAN

           EMPLOYEES' RETIREMENT SAVINGS PLAN FOR PRECISION STAMPING
                         DIVISION OF ELCO TEXTRON INC.

                 ELCO THERMOPLASTICS INC. PROFIT SHARING PLAN
                           (Full Title of the Plan)

                             MICHAEL D. CAHN, ESQ.
         ASSISTANT GENERAL COUNSEL - CORPORATE AND ASSISTANT SECRETARY
                                  TEXTRON INC.
                             40 WESTMINSTER STREET
                        PROVIDENCE, RHODE ISLAND  02903
                    (Name and Address of Agent for Service)
                                (401) 421-2800
        (Telephone Number, Including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

                                  Proposed Maximum  Proposed Maximum  Amount of
Title of Securities  Amount to be   Offering Price     Aggregate    Registration
 to be Registered     Registered      Per Share      Offering Price      Fee

  Common Stock,       1,120,000        $79.5(1)       $89,040,000(1)  $30,703.45
    $.125 par          shares
      value

   (1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee, on the basis of the average of the high and low prices per share of the Registrant's Common Stock on the New York Stock Exchange Composite Tape on June 26, 1996.

        In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Elco Textron Inc. Profit Sharing and Savings Plan, the Employees' Retirement Savings Plan for Precision Stamping Division of Elco Textron Inc. and the Elco Thermoplastics Inc. Profit Sharing Plan described herein.


                                  PART II
                        INFORMATION REQUIRED IN THE
                           REGISTRATION STATEMENT

     ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

               The following documents are incorporated by reference in this registration statement:

               (a) Annual Report on Form 10-K of Textron Inc. for the fiscal year ended December 30, 1995 and the Annual Reports on Form 11-K of the Elco Textron Inc. Profit Sharing and Savings Plan, the Employee's Retirement Savings Plan for Precision Stamping Division of Elco Textron Inc. and the Elco Thermo-plastics Inc. Profit Sharing Plan (collectively, the "Plans") for the Plans' fiscal years ended December 31, 1995;

               (b) Quarterly Report on Form 10-Q of Textron Inc. for the fiscal quarter ended March 30, 1996;

               (c) Current Reports on Form 8-K of Textron Inc. dated February 1, 1996, February 9, 1996 and May 2, 1996 and the Current Report on Form 8-K/A of Textron Inc. dated May 17, 1996; and

               (d) descriptions of the Common Stock and the associat-ed Preferred Stock Purchase Rights of Textron Inc. contained in registration statements filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including any amendments or reports filed for the purpose of updating such descriptions.

               All documents subsequently filed by Textron Inc. and the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

     ITEM 4.   DESCRIPTION OF SECURITIES.

               Inapplicable.

     ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

               Inapplicable.

     ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

               Section 145 of the Delaware General Corporation Law and
     Article XII of the By-Laws of Textron Inc. contain provisions for indemnification of directors and officers in certain circumstances, which may include indemnity against expenses, including attorneys' fees, and judgments, fines and amounts paid in settle-ment under the Securities Act of 1933, as amended. Also, Textron Inc. has obtained directors' and officers' liability insurance policies which contain additional provisions for indemnification of directors and officers in certain circumstances. Textron Inc. has entered into indemnity agreements with its directors and officers indemnifying them against certain liabilities arising out of their service as officers or directors of Textron Inc. and its affiliates.

     ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

               Inapplicable.

     ITEM 8.   EXHIBITS.

               4 Restated Certificate of Incorporation of Textron, as filed March 24, 1988, incorporated by reference to Exhibit 3.1 to Textron's Annual Report on Form 10-K for the fiscal year ended January 2, 1988

               23.1 Consent of Ernst & Young LLP - Elco Industries,
                    Inc. Profit Sharing and Savings Plan (currently known as Elco Textron Inc. Profit Sharing and
                    Savings Plan)

               23.2 Consent of Ernst & Young LLP - Employees' Retire-
                    ment Savings Plan for the Precision Stamping Divi-sion of Elco Industries, Inc. (currently known as Employees' Retirement Savings Plan for Precision Stamping Division of Elco Textron Inc.)

               23.3 Consent of Ernst & Young LLP - Thermoplastics,
                    Inc. Profit Sharing Plan (currently known as Elco Thermoplastics Inc. Profit Sharing Plan)

               24   Power of Attorney

     Textron Inc. undertakes that it will cause or has caused the Plans and any amendments thereto to be submitted to the Internal Revenue Service ("IRS") in a timely manner and that it has caused to be made or will cause to be made all changes required by the IRS in order to qualify the Plans.

     ITEM 9.   UNDERTAKINGS.

               The undersigned registrant hereby undertakes:

          (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this regis-tration statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most re-cent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration state-ment;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securi-ties Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
     Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 hereof or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifica-tion by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Providence, State of Rhode Island, on this 28th day of June, 1996.

                                        TEXTRON INC.
                                        (Registrant)

                                        By     /s/   Michael D. Cahn
                                           ----------------------------
                                                Michael D. Cahn
                                           Assistant General Counsel -
                                        Corporate and Assistant Secretary

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on this 28th day of June, 1996, by the following persons in the capaci-ties indicated.

               NAME                               TITLE

               *
     ____________________________________
          James F. Hardymon                  Chairman and Chief Execu-
                                             tive Officer (principal
                                             executive officer),
                                             Director

               *
     ____________________________________
          Lewis B. Campbell                  President and Chief
                                             Operating Officer, Director

               *
     ____________________________________
          H. Jesse Arnelle                   Director

               *
     ____________________________________
          R. Stuart Dickson                  Director

               *
     ____________________________________
          Paul E. Gagne                      Director

               *
     ____________________________________
          John D. Macomber                   Director


               *
     ____________________________________
          Barbara Scott Preiskel             Director

               *
     ____________________________________
               Brian H. Rowe                 Director

               *
     ____________________________________
          Sam F. Segnar                      Director

               *
     ____________________________________
          Jean Head Sisco                    Director

               *
     ____________________________________
          John W. Snow                       Director

               *
     ____________________________________
          Martin D. Walker                   Director

               *
     ____________________________________
          Thomas B. Wheeler                  Director

               *
     ____________________________________
          Stephen L. Key                     Executive Vice President and
                                             Chief Financial Officer
                                             (principal financial officer)

               *
     ____________________________________
          Richard L. Yates                   Vice President and
                                             Controller (principal
                                             accounting officer)

     *By       /s/   Michael D. Cahn
          __________________________
          Michael D. Cahn
          Attorney-in-fact


                                 SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the trustee (or other persons who administer the employee benefit plan) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly autho-rized, in the City of Rockford, State of Illinois, on this 28th day of June, 1996.

                         ELCO TEXTRON INC. PROFIT
                         SHARING AND SAVINGS PLAN

                              ELCO TEXTRON INC., Plan Administrator

                                   By       /s/   Derek M. Hasse
                                       --------------------------------
                                      Name:  Derek M. Hasse
                                      Title:   Vice President Administration



                                 SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the trustee (or other persons who administer the employee benefit plan) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly autho-rized, in the City of Rockford, State of Illinois, on this 28th day of June, 1996.

                         EMPLOYEES' RETIREMENT SAVINGS
                         PLAN FOR PRECISION STAMPING
                         DIVISION OF ELCO TEXTRON INC.

                              ELCO TEXTRON INC., Plan Administrator

                                   By   /s/   Derek M. Hasse
                                      ---------------------------------
                                      Name:  Derek M. Hasse
                                      Title:    Vice President Administration



                                 SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the trustee (or other persons who administer the employee benefit plan) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly autho-rized, in the City of Rockford, State of Illinois, on this 28th day of June, 1996.

                         ELCO THERMOPLASTICS INC. PROFIT
                         SHARING PLAN

                              ELCO TEXTRON INC., Plan Administrator

                                   By   /s/   Derek M. Hasse
                                      ---------------------------------
                                      Name:  Derek M. Hasse
                                      Title:   Vice President Administration



     Exhibit No.    Description

     4 Restated Certificate of Incorporation of Textron Inc., as filed March 24, 1988, incorporated by reference to
                    Exhibit 3.1 to Textron Inc.'s Annual Report on Form 10-K for the fiscal year ended January 2, 1988

     23.1           Consent of Ernst & Young LLP - Elco Industries, Inc.
                    Profit Sharing and Savings Plan (currently known as Elco Textron Inc. Profit Sharing and Savings Plan)

     23.2 Consent of Ernst & Young LLP - Employees' Retirement Savings Plan for the Precision Stamping Division of Elco Industries, Inc. (currently known as Employees' Retirement Savings Plan for Precision Stamping Division of Elco Textron Inc.)

     23.3           Consent of Ernst & Young LLP - Thermoplastics, Inc.
                    Profit Sharing Plan (currently known as Elco Thermo-plastics Inc. Profit Sharing Plan)

     24             Power of Attorney